INVESTOR PRESENTATION 4th Quarter 2021 NASDAQ: SRCE | www.1stsource.com

DISCLOSURES Forward-Looking Statements Except for historical information, the matters discussed may include “forward-looking statements.” Those statements are subject to material risks and uncertainties. 1st Source cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. The audience is advised that various important factors could cause 1st Source’s actual results or circumstances for future periods to differ materially from those anticipated or projected in such forward-looking statements. Please refer to our press releases, Form 10-Qs, and 10-Ks concerning factors that could cause actual results to differ materially from any forward-looking statements of which we undertake no obligation to publicly update or revise. Non-GAAP Financial Measures The accounting and reporting policies of 1st Source conform to generally accepted accounting principles (“GAAP”) in the United States and prevailing practices in the banking industry. However, certain non-GAAP performance measures are used by management to evaluate and measure the Company’s performance. Although these non-GAAP financial measures are frequently used by investors to evaluate a financial institution, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. These include taxable-equivalent net interest income (including its individual components), net interest margin (including its individual components), the efficiency ratio, tangible common equity-to-tangible assets ratio, pre-tax pre-provision income and tangible book value per common share. Management believes that these measures provide users of the Company’s financial information a more meaningful view of the performance of the interest-earning assets and interest- bearing liabilities and of the Company’s operating efficiency. Other financial holding companies may define or calculate these measures differently. See the slides titled “Reconciliation of Non-GAAP Financial Measures” for a reconciliation of certain non-GAAP financial measures used by the Company with their most closely related GAAP measures. 2page

CORPORATE OVERVIEW $8.1 billion Community Bank with International Reach headquartered in South Bend, Indiana Community Banking  Locations throughout northern Indiana and southwestern Michigan  Business and personal banking, payment services, lending, mortgage, and leasing  Investment management, wealth advisory, estate planning, and retirement planning services  Business and consumer insurance sales Renewable Energy Financing  National footprint  Construction loans, permanent loans and tax equity investments  Community solar, commercial and industrial, small utility scale, university and municipal projects Specialty Finance  National and international footprint  Construction machinery  Corporate and personal aircraft  Auto rental and leasing, shuttle buses, motor coaches, funeral cars, and step vans  Truck rental and leasing 3page

MISSION & VISION 4page Mission To help our clients achieve security, build wealth and realize their dreams by offering straight talk, sound advice and keeping their best interests in mind for the long-term. Vision  Offer our clients the highest quality service  Support a proud family of colleagues who personify the 1st Source spirit of partnership  Be the financial institution of choice in each market we serve  Remain independent and nurture pride of ownership among all 1st Source colleagues  Achieve long-term, superior financial results

MARKET AREA 5page Specialty Finance Loans & Leases $2.58 billion Community Bank Loans & Leases $2.82 billion

BUSINESS MIX Loans & Leases 6page COMMUNITY BANKING 52% SPECIALTY FINANCE 48% Business 78% Personal 22%

COMMUNITY BANKING 79 Banking Centers 99 Twenty-four-hour ATMs 9 Trust & Wealth Advisory locations with approximately $5.3 billion of assets under management 10 1st Source Insurance offices 7page In person OnlineOver the phone Mobile

SPECIALTY FINANCE GROUP Aircraft Division Aircraft division provides financing primarily for new and pre-owned general aviation aircraft (including helicopters) for private and corporate users, some for aircraft distributors and dealers, air charter operators, air cargo carriers, and other aircraft operators. See Appendix for NAICS industry detail. Construction Equipment Division Construction equipment division provides financing for infrastructure projects (i.e., asphalt and concrete plants, bulldozers, excavators, cranes, and loaders, etc.) Auto and Light Truck Division Auto/light truck division provides financing for automobile rental and leasing companies, light truck rental and leasing companies, and special purpose vehicle users: buses, funeral cars and step vans. Medium and Heavy Duty Truck Division The medium and heavy duty truck division finances highway tractors and trailers and delivery trucks for the commercial trucking industry and trash and recycling equipment for municipalities and private businesses as well as equipment for landfills. 8page

AN EXPERIENCED AND PROVEN TEAM Executive Team 5 executives with an average 35 years each of banking experience and 25 years with 1st Source Business Banking Officers 40 business banking officers with an average 16 years each of lending experience and with 1st Source from 1 to 32 years Specialty Finance Group Officers 25 specialty finance officers with an average 25 years each of lending experience and with 1st Source from 1 to 31 years 9page

PERFORMANCE CLIENT #1 Deposit share in our 16 contiguous county market #1 SBA Lender in our Indiana footprint #1 SBA Lender Headquartered in State of Indiana Indiana SBA Community Lender Award 2013-2021 Forbes’ 500 Best Midsize Employers 2021-2022 #42 On Forbes’ 150 Best Employers for Veterans 2021 List #22 On Monitor Magazine’s 2021 Top 50 Bank Finance/Leasing Companies in the U.S. #38 On Monitor Magazine’s 2021 Top 100 Largest Equipment Finance/Leasing Companies in the U.S. 10page

OUR RESPONSE TO COVID-19 11page EMPLOYEES  High-risk employees given option to work remotely  Virtual meetings and conference calls have largely replaced in- person meetings  Department teams were separated in 2020 to ensure that infection could not spread across entire units but were reunited in 2021  Business travel is limited to fully vaccinated employees  Adhering to CDC guidelines of social distancing, frequent hand washing and mask wearing  Installed plexiglass barriers at banking center counters and desks, provided masks to all employees  80% of employees have received at least their first dose of vaccine CLIENTS  All banking center lobbies have fully reopened with safe social distancing guidelines in place  Banking center drive-ups, ATMs and online/mobile banking services provide a more physically distanced alternative  Over 6,700 PPP loans for over $850 million have been disbursed in support of our communities  As of December 31, 2021, over $780 million in PPP forgiveness had been secured  Granted over $1 billion in loan modifications. COMMUNITIES  Grant of $600,000, in two phases during 2020, made by 1st Source Foundation to the United Ways of northern Indiana and southwestern Michigan  Grant of $320,000 by 1st Source Foundation during 2020 to 23 hospitals across our footprint providing assistance with PPE supplies, child care needs and meals for frontline staff  Charitable contribution of $3 million to 1st Source Foundation during third quarter of 2021  Employees served our communities by sewing masks for nursing homes and hospitals

12page PAYCHECK PROTECTION PROGRAM LOANS 2020 PPP Loans:  1,972 out of 3,540 loans for less than $50,000 (56%)  Over 99% of total loan amounts funded during 2020 have been submitted to SBA for forgiveness as of December 31, 2021 2021 PPP Loans:  2,424 out of 3,239 for less than $50,000 (75%)  Over 500 loans to minority-owned or woman-owned businesses  Almost 400 loans to new clients to Bank  Over 75% of total loan amounts funded during 2021 have been submitted to SBA for forgiveness as of December 31, 2021 (Dollars in thousands) Number of Loans $ of Loans Forgiveness/ Payments $ of Loans at December 31, 2021 2020 PPP Loans 3,540 $597,451 $596,673 $ 778 2021 PPP Loans 3,239 261,459 186,446 75,013 Total 6,779 $858,910 $783,119 $75,791 Highlights

FINANCIAL REVIEW

14page 4333 4755 5000 5463 5438 4.50% 4.93% 5.16% 4.44% 4.32% 3.75% 4.25% 4.75% 5.25% 5.75% 6.25% 2000 3500 5000 6500 2017 2018 2019 2020 2021 Loans & Leases ($MM) Yield on Loans & Leases - FTE (%)* GROWING LOAN PORTFOLIO Total Average Loans & Leases * See “Reconciliation of non-GAAP Financial Measures” in Appendix.

15page Commercial Real Estate 18% Residential Real Estate 9% Consumer 2% Medium and Heavy Duty Truck 5% Auto and Light Truck 11%Construction Equipment 13% Aircraft 16% Solar 6% Commercial and Agriculture 15% PPP Loans 5% DIVERSIFIED LOAN PORTFOLIO 2021 Average Loans by Type

16page 110.3 124.5 136.0 142.3 150.6 $0 $35 $70 $105 $140 $175 2017 2018 2019 2020 2021 PRE-TAX, PRE-PROVISION INCOME ($MM) *See “Reconciliation of non-GAAP Financial Measures” in Appendix.

17page 2.10% 2.08% 2.19% 2.56% 2.38% 2017 2018 2019 2020 2021 STRONG CREDIT QUALITY % of Net Loans and Leases Loan & Lease Loss Allowance 0.67% 0.71% 0.37% 1.16% 0.77% 2017 2018 2019 2020 2021 Low Nonperforming Assets 0.06% 0.29% 0.10% 0.17% 0.16% 2017 2018 2019 2020 2021 Limited Losses Nonperforming Assets Net Charge-Offs Solid Reserves

18page 4049 4277 4502 5128 5987 444 687 775 609 356 0.43% 0.70% 0.96% 0.53% 0.19% 0.00% 0.50% 1.00% 1.50% 2.00% 1,000 2,000 3,000 4,000 5,000 6,000 7,000 2017 2018 2019 2020 2021 Core Deposits ($MM) Non-core Deposits ($MM) Effective Rate on Deposits (%) CORE DEPOSIT FRANCHISE TOTAL AVERAGE DEPOSITS *Non-core deposits include CDs over $250,000, brokered CDs, and national listing service CDs. 4493 4964 5277 5737 6343

19page Noninterest Bearing Demand 30% CD and IRA 16% Savings and Interest Bearing Demand 54% ATTRACTIVE DEPOSIT FRANCHISE 2021 Average Deposits By Type

20page $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 June 15 June 16 June 17 June 18 June 19 June 20 June 21 1st Source Chase Lake City Bank Horizon Bank Fifth Third DEPOSIT MARKET SHARE 16 COUNTY CONTIGUOUS MARKET* Leading Market Share in Community Banking Markets ($000) Data as of June 2021 – FDIC (via S&P Global Market Intelligence) *Includes Allen, DeKalb (added in June 2020), Elkhart, Fulton, Huntington, Kosciusko, LaPorte, Marshall, Porter, Pulaski, St. Joseph, Starke, Wells, and Whitley counties in the State of Indiana, and Berrien and Cass counties in the State of Michigan. 2021 ______13.81% ___________11.09% _10.02% _____5.35% ________4.77%

21page 68.1 82.4 92.0 81.4 118.5 2.60 3.16 3.57 3.17 4.70 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $0 $15 $30 $45 $60 $75 $90 $105 $120 $135 2017 2018 2019 2020 2021 Net Income ($MM) EPCS (Diluted) NET INCOME & EARNINGS PER SHARE

22page 187.4 214.7 224.6 226.4 237.1 3.57% 3.73% 3.68% 3.39% 3.23% 1.00% 2.00% 3.00% 4.00% 5.00% $0 $52 $104 $156 $208 $260 2017 2018 2019 2020 2021 Net Interest Income ($MM) Net Interest Margin (%) NET INTEREST MARGIN (FTE)* * See “Reconciliation of non-GAAP Financial Measures” in Appendix.

23page Trust, Wealth Advisory, and Retirement Plan Services 27% Other 15%Debit Card 21% Service Charges on Deposit Accounts 12% Insurance Commissions 8% Mortgage Banking 14% Equipment Rental 3% DIVERSE SOURCES OF NONINTEREST INCOME Fair Value of Assets Under Management of $5.3B * Note: Equipment rental income is shown net of leased equipment depreciation. See “Reconciliation of non-GAAP Financial Measures” in Appendix . Noninterest Income Composition 2021 = $86.4MM* 27% of Total Revenue*

24page 148.8 160.2 163.9 167.2 172.5 57.7% 56.2% 54.7% 54.2% 53.5% 45.0% 55.0% 65.0% 75.0% $0.0 $50.0 $100.0 $150.0 $200.0 2017 2018 2019 2020 2021 Noninterest Expense ($MM)* Efficiency - Adjusted (%)* OPERATING EXPENSES * Note: Noninterest expense is shown net of leased equipment depreciation. See “Reconciliation of non-GAAP Financial Measures” in Appendix.

14.70% 14.68% 14.90% 15.99% 16.76% 2017 2018 2019 2020 2021 25page 12.17% 12.06% 12.19% 12.15% 11.89% 2017 2018 2019 2020 2021 STRONG CAPITAL POSITION Tier 1 Leverage Ratio 13.44% 13.42% 13.64% 14.73% 15.50% 2017 2018 2019 2020 2021 Tier 1 Risk Based Ratio Total Risk Based Capital Ratio Tangible Common Equity / Tangible Assets* 10.94% 10.92% 11.38% 11.10% 10.39% 2017 2018 2019 2020 2021 5% Well Capitalized 8% Well Capitalized 10% Well Capitalized * See “Reconciliation of non-GAAP Financial Measures” in Appendix. Note: During 2021, shares repurchased were 713,132 shares (63,786 repurchased during fourth quarter)

26page $20.16 $21.49 $22.75 $24.47 $26.30 $29.18 $31.62 $33.64 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 2014 2015 2016 2017 2018 2019 2020 2021 TANGIBLE BOOK VALUE PER COMMON SHARE* Consistent Growth * See “Reconciliation of non-GAAP Financial Measures” in Appendix.

27page 0.582 0.600 0.618 0.645 0.671 0.720 0.760 0.960 1.100 1.130 1.210 $0.000 $0.200 $0.400 $0.600 $0.800 $1.000 $1.200 $1.400 $1.600 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 COMMON DIVIDENDS PER SHARE 34 YEARS OF CONSECUTIVE DIVIDEND GROWTH

28page DELIVERING RETURNS TO SHAREHOLDERS Value of $100 Invested in 1st Source since 1971 Inception with Dividends Reinvested vs. Total Return of Stock Indices

29page DELIVERING RETURNS TO SHAREHOLDERS December 31, 2007 – February 3, 2022

PERFORMANCE FINANCIAL 2021 KBW Bank Honor Roll Sixteen banking institutions with more than $500 million in total assets selected #26 Of 123 banks between $5 billion and $50 billion in assets – Bank Performance Scorecard by Bank Director Magazine 5-Star Superior Rating – BauerFinancial 34 Years of consecutive dividend growth 30page

INVESTMENT CONSIDERATIONS Consistent and superior financial performance with a focus on long-term earnings per share and tangible book value growth Experienced and proven team with significant investment in bank Diversification of product mix and geography with asset generation capability Leading market share in community banking markets Stable credit quality, strongly reserved Strong capital position and 34 consecutive years of dividend growth 31page

CONTACT INFORMATION Christopher J. Murphy III Chairman of the Board, CEO and President (574) 235-2711 Murphy-c@1stsource.com Brett A. Bauer CFO and Treasurer (574) 235-2638 bauerb@1stsource.com 32page

APPENDIX

CONSOLIDATED BALANCE SHEET 34page (Dollars in millions) 2017 2018 2019 2020 2021 Cash and cash equivalents 78$ 99$ 83$ 243$ 525$ Investment securities and other investments 930 1,019 1,069 1,225 1,890 Loans and leases, net of unearned discount 4,541 4,847 5,106 5,502 5,360 Allowance for loan and lease losses (95) (100) (111) (141) (127) Equipment owned under operating leases, net 140 134 112 65 48 Other assets 293 295 364 422 400 Total assets 5,887$ 6,294$ 6,623$ 7,316$ 8,096$ Noninterest-bearing deposits 1,064$ 1,217$ 1,217$ 1,637$ 2,053$ Interest-bearing deposits 3,689 3,905 4,140 4,309 4,626 Total deposits 4,753 5,122 5,357 5,946 6,679 Total borrowings 342 329 276 291 330 Other liabilities 73 79 141 148 118 Total shareholders' equity 719 762 829 887 916 Noncontrolling interests - 2 20 44 53 Total equity 719 764 849 931 969 Total liabilities and equity 5,887$ 6,294$ 6,623$ 7,316$ 8,096$

CONSOLIDATED INCOME STATEMENT 35page (Dollars in millions) 2017 2018 2019 2020 2021 Net interest income 186$ 214$ 224$ 226$ 237$ Provision for (recovery of) credit losses 9 19 16 36 (4) Noninterest income* 73 70 76 83 86 Noninterest expense* 149 160 164 167 172 Income before income taxes 101 105 120 106 155 Income tax expense 33 23 28 25 36 Net income 68 82 92 81 119 Net income attributable to noncontrolling interests - - - - - Net income available to common shareholders 68$ 82$ 92$ 81$ 119$ Diluted net income per common share 2.60$ 3.16$ 3.57$ 3.17$ 4.70$ * Note: Noninterest income and Noninterest expense are shown net of leased equipment depreciation. See Reconciliation of non-GAAP Financial Measures" in Appendix.

36page Transportation & Warehousing 18% Finance & Insurance and Real Estate 15% Services 18% Retail Trade 13% Construction 11% Manufacturing 9% Ag, Forestry, Fishing & Hunting 7% Wholesale Trade 5% Other* 4% * Other includes: Mining & Utilities and Information AIRCRAFT PORTFOLIO INDUSTRIES BY NAICS

37page OWNERSHIP SUMMARY Institutional 11,036,230 44.6% Insiders 7,998,207 32.3% Retail/Other 4,953,628 20.0% 1st Source ESOP 751,447 3.1% Total Shares Outstanding(1) 24,739,512 100.0% Institution (Top 10 Institutions) Shares % of Total Dimensional Fund Advisors LP 1,706,074 6.9% BlackRock Inc. 1,265,103 5.1% Vanguard Group Inc. 833,344 3.4% Wellington Management Group LLP 784,280 3.2% AllianceBernstein LP 778,323 3.1% State Street Global Advisors Inc. 487,011 2.0% Manulife Asset Management 431,011 1.7% Boston Trust Walden Co. 364,016 1.4% Geode Capital Management LLC 319,934 1.3% Charles Schwab Investment Mgmt 289,284 1.2% Top 10 Institutions(2) 7,258,380 29.3% Other 3,777,850 15.3% Total Institutional Ownership(2) 11,036,230 44.6% Institutional 44.6% Insiders 32.3% Retail/Other 20.0% 1st Source ESOP 3.1% (1) As of December 31, 2021 (2) As of September 30, 2021 or most recently reported data Source: S&P Global Market Intelligence and Company filings

38page RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Calculation of Yield on Loans and Leases (Dollars in thousands) 2017 2018 2019 2020 2021 (A) Loans and leases interest income (GAAP) 194,297$ 234,083$ 257,738$ 242,172$ 234,583$ (B) Plus: loans and leases fully tax-equivalent adjustments 621 367 375 333 319 (C) Loans and leases interest income - FTE (A+B) 194,918 234,450 258,113 242,505 234,902 (D) Average loans and leases 4,333,375$ 4,755,256$ 5,000,161$ 5,463,436$ 5,437,817$ Yield on loans and leases (GAAP) (A/D) 4.48% 4.92% 5.15% 4.43% 4.31% Yield on loans and leases - FTE (C/D) 4.50% 4.93% 5.16% 4.44% 4.32% (Dollars in thousands) 2017 2018 2019 2020 2021 (A) Interest income (GAAP) 212,385$ 257,316$ 282,877$ 263,031$ 254,772$ (B) Plus: fully tax-equivalent adjustments 1,795 803 686 543 459 (C) Interest income - FTE (A+B) 214,180 258,119 283,563 263,574 255,231 (D) Interest expense (GAAP) 26,754 43,410 59,011 37,211 18,134 (E) Net interest income (GAAP) (A-D) 185,631 213,906 223,866 225,820 236,638 (F) Net interest income - FTE (C-D) 187,426 214,709 224,552 226,363 237,097 (G) Average earning assets 5,251,094$ 5,761,761$ 6,104,673$ 6,684,246$ 7,338,639$ Net interest margin (GAAP) (E/G) 3.54% 3.71% 3.67% 3.38% 3.22% Net interest margin - FTE (F/G) 3.57% 3.73% 3.68% 3.39% 3.23% Pre-Tax, Pre-Provision Income (Dollars in thousands) 2017 2018 2019 2020 2021 (A) Income before income taxes (GAAP) 101,360$ 105,027$ 120,154$ 106,341$ 154,885$ (B) Plus: Provision for (recovery of) credit losses 8,980 19,462 15,833 36,001 (4,303) (C) Pre-tax pre-provision income (A+B) 110,340$ 124,489$ 135,987$ 142,342$ 150,582$

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Noninterest Income

(Dollars in thousands)		2017	2018	2019	2020	2021
(A)	Noninterest income (GAAP)	$ 98,706	$ 97,050	$ 101,130	$ 103,889	$ 100,092
(B)	Less: depreciation - leased equipment	(25,215)	(26,248)	(25,128)	(20,203)	(13,694)
(C)	Noninterest income - adjusted (A-B)	$ 73,491	$ 70,802	$ 76,002	$ 83,686	$ 86,398

Noninterest Expense

(Dollars in thousands)		2017	2018	2019	2020	2021
(A)	Noninterest expense (GAAP)	$ 173,997	$ 186,467	$ 189,009	$ 187,367	$ 186,148
(B)	Less: depreciation - leased equipment	(25,215)	(26,248)	(25,128)	(20,203)	(13,694)
(C)	Noninterest expense - adjusted (A-B)	$ 148,782	$ 160,219	$ 163,881	$ 167,164	$ 172,454

Calculation of Efficiency Ratio

(Dollars in thousands)		2017	2018	2019	2020	2021
(A)	Net interest income (GAAP)	$ 185,631	$ 213,906	$ 223,866	$ 225,820	$ 236,638
(B)	Net interest income - FTE	187,426	214,709	224,552	226,363	237,097
(C)	Plus: noninterest income (GAAP)	98,706	97,050	101,130	103,889	100,092
(D)	Less: gains/losses on investment securities and partnership investments	(4,569)	(320)	(653)	(1,652)	(1,020)
(E)	Less: depreciation - leased equipment	(25,215)	(26,248)	(25,128)	(20,203)	(13,694)
(F)	Total net revenue (GAAP) (A+C)	284,337	310,956	324,996	329,709	336,730
(G)	Total net revenue - adjusted (B+C-D-E)	256,348	285,191	299,901	308,397	322,475
(H)	Noninterest expense (GAAP)	173,997	186,467	189,009	187,367	186,148
(E)	Less: depreciation - leased equipment	(25,215)	(26,248)	(25,128)	(20,203)	(13,694)
(I)	Less: contribution expense limited to gains on investment securities in (D)	(959)	-	-	-	-
(J)	Noninterest expense - adjusted (H-E-I)	$ 147,823	$ 160,219	$ 163,881	$ 167,164	$ 172,454
	Efficiency ratio (GAAP-derived) (H/F)	61.2%	60.0%	58.2%	56.8%	55.3%
	Efficiency ratio - adjusted (J/G)	57.7%	56.2%	54.7%	54.2%	53.5%

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RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Calculation of Tangible Common Equity-to-Tangible Assets Ratio

(Dollars in thousands)		2017	2018	2019	2020	2021
(A)	Total common shareholders' equity (GAAP)	$ 718,537	$ 762,082	$ 828,277	$ 886,845	$ 916,255
(B)	Less: goodwill and intangible assets	(83,742)	(83,998)	(83,971)	(83,948)	(83,926)
(C)	Total tangible common shareholders' equity (A-B)	634,795	678,084	744,306	802,897	832,329
(D)	Total assets (GAAP)	5,887,284	6,293,745	6,622,776	7,316,411	8,096,289
(B)	Less: goodwill and intangible assets	(83,742)	(83,998)	(83,971)	(83,948)	(83,926)
(E)	Total tangible assets (D-B)	$ 5,803,542	$ 6,209,747	$ 6,538,805	$ 7,232,463	$ 8,012,363
	Common equity-to-assets ratio (GAAP-derived) (A/D)	12.20%	12.11%	12.51%	12.12%	11.32%
	Tangible common equity-to-tangible assets ratio (C/E)	10.94%	10.92%	11.38%	11.10%	10.39%

Calculation of Tangible Book Value per Common Share

(Dollars in thousands, except for per share data)		2014	2015	2016	2017	2018	2019	2020	2021
(A)	Total common shareholders' equity (GAAP)	$ 614,473	$ 644,053	$ 672,650	$ 718,537	$ 762,082	$ 828,277	$ 886,845	$ 916,255
(B)	Less: goodwill and intangible assets	(85,371)	(84,676)	(84,102)	(83,742)	(83,998)	(83,971)	(83,948)	(83,926)
(C)	Total tangible common shareholders' equity (A-B)	$ 529,102	$ 559,377	$ 588,548	$ 634,795	$ 678,084	$ 744,306	$ 802,897	$ 832,329
(D)	Actual common shares outstanding	26,248,690	26,027,584	25,875,765	25,936,764	25,783,728	25,509,474	25,389,117	24,739,512
	Book value per common share (GAAP-derived) (A/D)*1000	$ 23.41	$ 24.75	$ 26.00	$ 27.70	$ 29.56	$ 32.47	$ 34.93	$ 37.04
	Tangible common book value per share (C/D)*1000	$ 20.16	$ 21.49	$ 22.75	$ 24.47	$ 26.30	$ 29.18	$ 31.62	$ 33.64

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